UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2026

Game Your Game, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43419	81-4611894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 Waverley Street, Palo Alto, CA 94301

(Address of principal executive offices and zip code)

(415) 223-4630

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GYGY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Warrants

On October 23, 2026, Game Your Game, Inc. (the “Company”), entered into (i) an amendment (the “Debt Warrant Amendment”) to that certain warrant to purchase 250,000 shares of the Company’s common stock (the “Debt Warrants”), dated March 31, 2026, issued to Streeterville Capital, LLC (“Streeterville”); and (ii) an amendment (the “Preferred Warrant Amendment,” and together with the Debt Warrant Amendment, the “Warrant Amendments”) to that certain warrant to purchase 1,250,000 shares of the Company’s common stock (the “Preferred Warrants,” and together with the Debt Warrants, the “Warrants”), dated June 30, 2026, issued to Streeterville.

Pursuant to the Warrant Amendments, the Warrants’ exercise price was reduced to $1.00 per share, effective as of the Disclosure Date (as defined in the Warrant Amendments). Further, in accordance with the Warrant Amendments, Streeterville agreed to waive the trigger of certain provisions included in other agreements between it and the Company, including, but not limited to, that certain Securities Purchase Agreement dated March 31, 2026, and that certain Securities Purchase Agreement, dated June 30, 2026.

Except as expressly amended by the Warrant Amendments, the Warrant Amendments do not modify any other terms of the Warrants, and the Warrants remain in full force and effective. The foregoing summary of the Warrant Amendments is not complete and is qualified in its entirety by the full text of the Debt Warrant Amendment and Preferred Warrant Amendment filed herewith as Exhibits 4.1 and 4.2, respectively, which are incorporated by reference herein.

The offering and sale of the Warrants was not registered under the Securities Act of 1933, as amended, in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act for private transactions.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Related Employment Agreement

On October 23, 2026, upon approval by the Company’s board of directors (the “Board”), the Company appointed Wendy Loundermon as the Company’s Chief Financial Officer (and principal financial and accounting officer), succeeding Dominic Poole, who had served as the Chief Financial Officer of the Company since December 2016, effective as of October 16, 2026. On the same date, Mr. Poole stepped down from his position as Chief Financial Officer (and principal financial and accounting officer), and he will continue to serve as the Vice President of Finance of the Company with no changes to his compensation.

Wendy Loundermon, age 56, has more than 24 years of finance and accounting experience, including mergers and acquisitions, capital markets transactions, SEC reporting (including registration statements and consolidated financial statements for multiple domestic and international entities), PCAOB audits, tax compliance, and leadership of accounting, finance and human resources teams. Prior to this role, from March 2024 to October 2026, she served as Chief Financial Officer of Grafiti LLC (“Grafiti”), a privately held company and the Company’s former controlling stockholder, which is a wholly owned subsidiary of Grafiti Group LLC, a significant stockholder of the Company that holds more than 5% of the Company’s issued and outstanding shares of common stock. From September 2019 to March 2024, Ms. Loundermon served as Chief Financial Officer and a director of Inpixon (subsequently renamed to XTI Aerospace, Inc.), a former parent of the Company prior to its assignment of the Company’s shares of common stock to Grafiti. Ms. Loundermon holds a B.S. in Accounting and an M.S. in Taxation from George Mason University.

In connection with her appointment, and following the approval of the Board upon recommendation of the compensation committee of the Board (the “Compensation Committee”), the Company entered into an employment agreement with Ms. Loundermon (the “CFO Agreement”), effective as of October 16, 2026, which sets forth the terms of Ms. Loundermon’s services as Chief Financial Officer (and principal financial and accounting officer) and her compensation arrangement. Pursuant to the CFO Agreement, Ms. Loundermon will receive (i) a base salary of $200,000; (ii) a one-time signing bonus of $25,000; (iii) a potential Acquisition Bonus (as defined herein), under which, subject to certain limitations and adjustments, Ms. Loundermon is entitled to receive up to 1.0% (the “Bonus Percentage”) of the consideration actually paid by the Company or any of its subsidiaries following the closing of a Board-approved strategic acquisition of more than 50% of the voting equity, or all or substantially all of the business assets, of an unaffiliated third-party company, which, if applicable, will be payable in cash in accordance with the terms and conditions of the CFO Agreement (the “Acquisition Bonus”), which Bonus Percentage will be determined in the sole discretion of the Board or Compensation Committee; (iv) stock options to purchase 200,000 shares of the Company’s common stock under the Company’s 2026 equity incentive plan (the “Plan”), which will be granted subject to the approval by the Board, and will vest ratably in equal installments over 48 months from the grant date, subject to Ms. Loundermon’s continued employment with the Company through the applicable vesting date(s); and (v) certain other benefits, including, but not limited to, reimbursement of reasonable business expenses in accordance with the Company’s policy, eligibility for discretionary equity awards as may be approved by the Board or Compensation Committee under the Plan, equity award vesting acceleration in certain cases, including with respect to a Change in Control (as defined in the CFO Agreement), and disability benefits, as set forth in the CFO Agreement.

Ms. Loundermon will serve as the Company’s Chief Financial Officer pursuant to the CFO Agreement for an initial term of twelve months, which term renews automatically for successive twelve-month terms unless either party gives written notice of non-renewal at least 60 days before the end of the then-current term. The Company’s delivery of a notice of non-renewal under the CFO Agreement will constitute a termination without Just Cause (as defined in the CFO Agreement), effective as of the expiration of the then-current term, and the expiration of the CFO Agreement following Ms. Loundermon’s delivery of a non-renewal notice thereunder will be treated as a resignation other than for Good Reason (as defined in the CFO Agreement). Further, the CFO Agreement may be terminated by the Company at any time with or without Just Cause, or by Ms. Loundermon, with or without Good Reason, upon not less than 60 days’ prior written notice to the Company. If Ms. Loundermon is terminated without Just Cause or resigns for Good Reason, she is entitled to: (i) continued payment of her base salary for 12 months following termination, subject to customary payroll practices and withholdings; (ii) a lump sum payment within 45 days of termination equal to 12 months of COBRA premiums for medical, dental, and vision coverage for Ms. Loundermon, her spouse, and her children; (iii) acceleration of 100% of the then-unvested portion of her stock options and other equity-based awards as of immediately prior to the termination date; (iv) payment of all accrued but unused vacation time; and (v) reimbursement of all outstanding unreimbursed business expenses, which, with respect to clauses (i) through (iii) above, are subject to execution, delivery, and non-revocation of a general release of claims against the Company. If Ms. Loundermon is terminated for Just Cause or she resigns without Good Reason, she is entitled only to accrued base salary, accrued vacation and unreimbursed expenses. Ms. Loundermon is also subject to certain customary confidentiality and trade secret obligations during and after the term of her employment, as well as a one-year post-termination non-solicitation of employees covenant and a one-year post-termination non-solicitation of customers covenant.

The foregoing summary of the CFO Agreement is not complete and is qualified in its entirety by the full text of the CFO Agreement filed herewith as Exhibit 10.1, which is incorporated by reference herein.

In connection with her appointment, Ms. Loundermon also entered into the Company’s standard form of indemnification agreement, the form of which was filed as Exhibit 10.26 to the Company’s registration statement on Form S-1 (File No. 333-296763) filed with the Securities and Exchange Commission on June 12, 2026, which is incorporated by reference herein.

There is no arrangement or understanding between Ms. Loundermon and any other person pursuant to which she was selected as Chief Financial Officer (and principal financial and accounting officer). Ms. Loundermon has no family relationships with any of the Company’s directors or executive officers, and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Amendment to Chief Executive Officer Employment Agreement

Also on October 16, 2026, the Company, following the approval of the Board upon recommendation of the Compensation Committee, entered into a First Amendment to Employment Agreement (the “Amendment”) with Soumya Das, the Company’s Chief Executive Officer, which amended that certain Employment Agreement, dated as of April 16, 2026, by and between the Company and Mr. Das (the “Employment Agreement”), pursuant to which Mr. Das serves as the Company’s Chief Executive Officer.

Among other things, the Amendment: (i) increased Mr. Das’ base salary from $200,000 to $300,000, effective as of October 1, 2026; (ii) increased Mr. Das’ aggregate maximum annual bonus opportunity from $50,000 to $200,000, which annual bonus will be payable in quarterly installments, in the amounts allocated by the Board or Compensation Committee for each quarter, for each fiscal year of the Company beginning on January 1, 2027, in cash or shares of the Company’s common stock under the Plan, at the discretion of the Board or Compensation Committee, which annual bonus payment will be subject to the achievement of certain performance milestones established by the Board or Compensation Committee within 60 days after the beginning of each fiscal year of the Company; (iii) modified the Acquisitive Transaction Bonus (as defined in the Amendment) structure, such that, following the closing of a Board-approved strategic acquisition of more than 50% of the voting equity, or all or substantially all of the business assets, of an unaffiliated third-party company, where total consideration (including the maximum contingent consideration) is equal to or in excess of $1.0 million, Mr. Das will receive an Acquisitive Transaction Bonus equal to (a) 3.0% of the consideration actually paid by the Company up to and including $10.0 million, plus (b) 1.0% of the consideration paid above $10.0 million up to and including $50.0 million, plus (c) any additional amount the Board or Compensation Committee determines in its sole discretion for any consideration paid above $50.0 million, which Acquisitive Transaction Bonus will be payable in cash or shares of the Company’s common stock under the Plan in the sole discretion of the Board or Compensation Committee, subject to Mr. Das’ continued employment with the Company through the applicable payment date(s); (iv) increased the number of stock options to be granted to Mr. Das under the Plan from a one-time grant of stock options to purchase 200,000 shares of the Company’s common stock, which as of the date hereof have not been granted to Mr. Das, to two grants of stock options, each to purchase 500,000 shares of the Company’s common stock (the “Initial Options” and “Additional Options,” respectively, and collectively, the “Options”), each of which Options will be granted subject to the approval by the Board and pursuant to the terms and provisions of the Amendment and the Plan, and subject to approval by the Board or Compensation Committee and Mr. Das’ continued employment with the Company through the applicable grant date(s), and the Options will vest ratably in equal installments over 48 months from each of the applicable grant date(s), subject to Mr. Das’ continued employment through each applicable vesting date(s); and (v) conformed certain provisions to applicable California law.

Except as expressly amended by the Amendment, the Amendment does not modify any other term of the Employment Agreement, and the Employment Agreement remains in full force and effect. The foregoing summary of the Amendment is not complete and is qualified in its entirety by the full text of the Amendment filed herewith as Exhibit 10.2, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Amendment No. 1 to Debt Warrant issued to Streeterville Capital, LLC, dated October 23, 2026.
4.2	Amendment No. 1 to Preferred Warrant issued to Streeterville Capital, LLC, dated October 23, 2026.
10.1+	Employment Agreement by and between Game Your Game, Inc. and Wendy Loundermon, dated October 16, 2026.
10.2+	First Amendment to Employment Agreement by and between Game Your Game, Inc. and Soumya Das, dated October 16, 2026.
10.3+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (File No. 333-296763), filed with the Securities and Exchange Commission on June 12, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Agreement with management or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2026	Game Your Game, Inc.

	By:	/s/ Soumya Das
Soumya Das
Chief Executive Officer

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